                                 ADDENDUM N0. 4

                                     TO THE

                   PXRE GROUP AMENDED AND RESTATED AGREEMENT
                       CONCERNING FILING OF CONSOLIDATED
                           FEDERAL INCOME TAX RETURNS

                                    BETWEEN

                           PXRE CORPORATION ("PXRE")

                                      AND

               TRANSNATIONAL INSURANCE COMPANY ("Transnational")

          WHEREAS, Transnational has been a wholly-owned subsidiary of PXRE Reinsurance Company ("Reinsurance"), and Reinsurance has been a wholly-owned subsidiary of PXRE;

          WHEREAS, Transnational has been a member of the PXRE group of corporations filing consolidated federal income tax returns (the "PXRE Group") and, by Addendum No. 3 dated as of December 11, 1996, has been a participant in the Amended and Restated Agreement dated as of August 23,1993 between PXRE and Reinsurance establishing the terms pursuant to which the PXRE Group files its consolidated federal income tax returns;

          WHEREAS, pursuant to the Stock Purchase Agreement dated October 4, 2000 (the "SPA") between Reinsurance and United States Fire Insurance Company, a New York corporation ("U.S. Fire"), Reinsurance agreed to sell, and U.S. Fire agreed to purchase, all of the outstanding shares of common stock of Transnational; and

          WHEREAS, upon the effective date of the sale of Transnational contemplated by the SPA (the "Closing Date"), Transnational will no longer be a member of the PXRE Group.

          NOW, THEREFORE, it is hereby agreed that:

               1. with respect to the taxable year of Transnational that ends on the Closing Date, Transnational shall continue to be a participant in the PXRE Group Amended and Restated Agreement Concerning the Filing of Federal Income Tax Returns dated as of August 23, 1993 to which this Addendum is annexed; and

               2. with respect to the taxable years of Transnational that begin after the Closing Date, Transnational shall no longer be a participant in the PXRE Group Amended and Restated Ageement Concerning the Filing of Federal Income Tax Returns dated as of August 23, 1993 to which this Addendum is annexed.


                                             PXRE CORPORATION

                                             By:    Gordon Forsyth, III
                                                -----------------------------
                                             Name:  Gordon Forsyth, III
                                             Title: Executive Vice President


                                             TRANSNATIONAL INSURANCE COMPANY

                                             By     James F. Dore
                                                -----------------------------
                                             Name:  James F. Dore
                                             Title: Chief Financial Officer and
                                                    Executive Vice President